       The Universal Institutional Funds, Inc. Equity and Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  CVS   8/10/    -     $99.82 $1,500,  65,000    0.00%  0.07%   Lehman  Lehman
Corpor    06                  000,000                           Brothe  Brothe
 ation                                                           rs,      rs
Senior                                                           Banc
 Note                                                             of
 5.75%                                                          Americ
8/15/2                                                            a
  011                                                           Securi
                                                                 ties
                                                                 LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Capita  8/22/    -     $99.99 $2,430,  775,00    0.03%  0.88%    ABN    Citigr
l Auto    06                  008,000     0                      AMRO     oup
Receiv                                                          Incorp
 ables                                                          orated
 2006                                                             ,
  A3                                                            Barcla
 5.31%                                                            ys
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g

                                                                 Banc
                                                                  of
Capita  11/14  $99.99    -    $294,50  400,00    0.14%  0.39%   Americ  Wachov
 l One   /06                   0,000      0                       a       ia
2009 C                                                          Securi  Securi
  A3A                                                            ties    ties
5.070%                                                           LLC,
  due                                                           Merril
7/15/2                                                            l
  011                                                           Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Credit
                                                                Suisse
Washin  12/06  $100.0    -    $500,00  300,00    0.06%  0.30%     ,     Credit
 gton    /06     0             0,000      0                     Goldma  Suisse
Mutual                                                            n,
Prefer                                                          Sachs
  red                                                           & Co.,
Fundin                                                          Lehman
   g                                                            Brothe
 Trust                                                           rs,
  II                                                            Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank
                                                                Citigr
                                                                 oup,
 Ford   12/06  $100.0    -    $45,457  1,399,    0.31%  0.25%   Goldma  Citigr
 Motor   /06     0              ,000     000                      n,      oup
  Co.                                                           Sachs
 Note                                                           & Co.,
4.250%                                                          JPMorg
  due                                                            an,
12/15/                                                          Deutsc
  36                                                              he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, BNP
                                                                PARIBA
                                                                  S
                                                                Morgan
Beckma  12/12  $100.0    -    $600,00  1,254,    0.21%  0.22%   Stanle   Banc
   n     /06     0             0,000     000                      y,      of
Coulte                                                           Banc   Americ
r Inc.                                                            of       a
2.500%                                                          Americ
  due                                                             a
12/15/                                                          Securi
  36                                                             ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank